When recorded return to:

Brownstein Hyatt Farber Schreck, LLP 410 17th Street, Suite 2200 Denver, Colorado 80202 Attention: Catherine Gale, Esq.

FIFTH AMENDMENT TO LEASE AND OPERATING AGREEMENT

          THIS FIFTH AMENDMENT TO LEASE AND OPERATING AGREEMENT (this “Fifth Amendment”) is dated as of April 10, 2013 (“Effective Date”) by and between INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation (“Tenant”) and WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation (“Landlord”). All recording references contained herein are to the real estate records maintained by the Office of the Clerk and Recorder for Grand County, Colorado (the “Records”). Any capitalized terms contained in this Fifth Amendment that are not defined herein shall have the meaning ascribed to them in the Lease, as hereinafter defined.

          A.          WHEREAS, Landlord and Tenant entered into that certain Lease and Operating Agreement with an effective date of December 23, 2002, recorded on December 23, 2002, in the Records at Reception No. 2002-14286; as amended by that certain Lease Exhibits Modification Agreement dated as of December 20, 2002, and recorded on December 23, 2002, in the Records at Reception No. 2002-014287; as further amended by that certain Amended and Restated Effective Date Certificate effective as of December 23, 2002, recorded on April 25, 2003, in the Records at Reception No. 2003-005109; as further amended by that certain Amended and Restated Lease Exhibits Modification Agreement with an effective date of December 23, 2002, recorded on April 25, 2003, in the Records at Reception No. 2003-005110; as further amended by that certain WPRA First Amendment to Lease and Operating Agreement dated as of July 2, 2004, recorded on July 9, 2004, in the Records at Reception No. 2004-008216; as further amended by that certain Second Amendment to Lease and Operating Agreement dated May 4, 2009, recorded May 6, 2009, in the Records at Reception No. 2009-004056; as further amended by that certain Third Amendment to Lease and Operating Agreement dated May 4, 2009, recorded on May 6, 2009, in the Records at Reception No. 2009-004072; and as further amended by that certain Fourth Amendment to Lease and Operating Agreement dated January 30, 2013, recorded on January 30, 2013 in the Records at Reception No. 2013-000928 (as amended, the “Lease”);

          B.          WHEREAS, the Tenant operates the Rental Shop on the Zephyr Property, which serves primarily as a shop that, among other things, rents mountain sports recreational equipment and sells lift tickets to the Winter Park Resort associated therewith, which activities constitute “Resort Operations” under the Lease.

          C.          WHEREAS, the Lease was amended to (i) allow Tenant to operate the Rental Shop and to permit ownership of the Rental Shop by a party other than Landlord for a certain period of time until such time as the Rental Shop was sold to a third party, and (ii) enable the placement of certain restrictive covenants on the title of all or portions of the Zephyr Property that would continue to remain effective after conveyance to a third party.

          D.          WHEREAS, the Rental Shop has not been sold to a third party and Landlord and Tenant agreed that (i) the Rental Shop shall be conveyed to Landlord and upon such conveyance the Rental Shop shall be included in the Lease as a “Leased Asset” as that term is defined in the Lease, and (ii) that certain restrictive covenants shall be placed on that portion of the Zephyr Property which excludes the Rental Shop and Unit 1701, which is a residential unit (the “Remaining Zephyr Property”).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

          1.          Additional Leased Assets. The following portion of Section 2.5 of the Lease as set forth below in the First Amendment to Lease is hereby deleted:

Notwithstanding anything to the contrary in Section 23 of the Lease, for the period from June 15, 2004 through June 30, 2009 (or, if earlier, immediately prior to termination of the Lease), the term “Additional Leased Assets” when used in Section 2.5 shall not include the property described on Exhibit A attached to the First Amendment to Lease dated as of June 15, 2004 (the “Zephyr Property”). To the extent that Intrawest Retail owns any of the Zephyr Property on or after June 30, 2009 (or, if earlier, immediately prior to termination of the Lease), it shall be Additional Leased Assets for purposes of Section 2.5 to the extent such property would constitute property used in Resort Operations.

The following language is substituted in its place:

Upon the conveyance of the Rental Shop to Landlord, the Rental Shop which is legally described on Exhibit A attached to this Fifth Amendment shall be a Leased Asset under the Lease.

          2.          First Amendment Provisions Upon the conveyance of the Rental Shop to Landlord, the provisions of Sections 3, 4, 5 and 6 of the First Amendment to Lease shall automatically be deleted without further action; provided however that the deed conveying the Rental Shop to Landlord shall not be recorded until after Heritage Title Company has recorded a certain declaration of restrictive covenant on the Remaining Zephyr Property.

          3.          Condominium Assessments. Tenant expressly agrees that pursuant to the Lease, it shall be responsible for the timely payment of all condominium assessment and charges related to the Retail Shop as a Leased Asset under the Lease

          4.          No Further Changes. All other terms and conditions of the Lease remain in full force and effect.

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          The parties have executed this Fifth Amendment to Lease and Operating Agreement to be effective the day and year first above written.

LANDLORD:

WINTER PARK RECREATIONAL ASSOCIATION,
a Colorado nonprofit corporation

By:	/s/ William E. Mosher
Name: William E. Mosher
Its: President

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

          The foregoing instrument was acknowledged before me this 15th day of March, 2013 by William E. Mosher, as President of WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation.

          Witness my hand and official seal.

          My commission expires: __________________________

/s/ Karen Rae Smith

Notary Public

[ADDITIONAL SIGNATURE ON FOLLOWING PAGE]

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TENANT:

INTRAWEST/WINTER PARK OPERATIONS CORPORATION,
a Delaware corporation

By:	/s/ Gray DeFrange
Name: Gray DeFrange
Its: Vice President

STATE OF COLORADO	)
) ss.
COUNTY OF GRAND	)

          The foregoing instrument was acknowledged before me this 14th day of March, 2013 by Gary DeFrange, as Vice President of INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation.

          Witness my hand and official seal.

          My commission expires: November 1, 2016

/s/ William J. Baum

Notary Public

[ADDITIONAL SIGNATURE ON FOLLOWING PAGE]

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EXHIBIT A

Legal Description of Rental Shop

Commercial Unit 1 - Amended, Zephyr Mountain Lodge, Grand County, Colorado, according to the Declaration of Covenants, Conditions and Restrictions for Zephyr Mountain Lodge, recorded in the real estate records of Grand County, Colorado on January 20, 2000 at Reception No. 2000000627, as amended by that certain First Amendment to Declaration of Covenants, Conditions and Restrictions for Zephyr Mountain Lodge, recorded in the real estate records of Grand County, Colorado on February 2, 2000 at Reception No. 2000000996 and by that certain Second Amendment to Declaration of Covenants, Conditions and Restrictions for Zephyr Mountain Lodge, recorded in the real estate records of Grand County, Colorado on February 24, 2000 at Reception No. 2000001791 and by that certain Third Amendment to Declaration of Covenants, Conditions and Restrictions for Zephyr Mountain Lodge, recorded in the real estate records of Grand County, Colorado on June 18, 2001 at Reception No. 2001005595 and by that certain Fourth Amendment to Declaration of Covenants, Conditions and Restrictions for Zephyr Mountain Lodge, recorded in the real estate records of Grand County, Colorado on August 13, 2002, at Reception No. 2002008452 and by that certain Fifth Amendment to Declaration of Covenants, Conditions and Restrictions for Zephyr Mountain Lodge, recorded in the real estate records of Grand County, Colorado on May 13, 2004, at Reception No. 2004005668 and the Zephyr Mountain Lodge Condominium Map recorded in the real estate records of Grand County, Colorado on January 20, 2000 at Reception No. 2000000628 and amended by certain First Amendment to Zephyr Mountain Lodge Condominium Map recorded in the real estate records of Grand County, Colorado on February 2, 2000 at Reception No. 2000000997 and by that certain Second Amendment to Zephyr Mountain Lodge Condominium Map recorded in the real estate records of Grand County, Colorado on February 24, 2000 at Reception No. 2000001790 and by that certain Third Amendment to Zephyr Mountain Lodge Condominium Map recorded in the real estate records of Grand County, Colorado on August 13, 2002 at Reception No. 2002008451, containing approximately 8,057 square feet more or less.

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